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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           Wireless Facilities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                 Delaware                                13-3818604
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


9805 Scranton Rd., Ste. 100, San Diego, California            92121
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(Address of principal executive offices)                    (Zip code)
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
 If this form relates to the registration of a    If this form relates to the registration of a
 class of securities pursuant to Section          class of securities pursuant to Section 12(g)
 12(b) of the Exchange Act and is effective       of the Exchange Act and is effective pursuant
 upon filing pursuant to General Instruction      to General Instruction A.(d), check the
 A.(c), check the following box.  [_]             following box.  [X]

Securities Act registration statement number to which this form
relates:   333-85515
        ---------------
        (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class to               Name of Each Exchange on Which
           be so Registered                   Each Class is to be Registered

                 None
-------------------------------------     --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
        -----------------------------------------------------------------
                               (Title of class)

                                       1.
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 52 of the Prospectus included in the Registrant's Registration Statement on Form S-1, No 333-85515, filed with the Securities and Exchange Commission (the "Commission") on August 18, 1999 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

   Exhibit
   Number      Description
   ------      -----------

   3.1 Amended and Restated Certificate of Incorporation of Registrant, as currently in effect (1)

   3.2 Form of Restated Certificate of Incorporation of Registrant, to be filed and become effective prior to the closing of the Registrant's initial public offering. (1)

   3.3 Restated Certificate of Incorporation of Registrant, to be filed and become effective upon the closing of the Registrant's initial public offering (1)

   3.4         Bylaws of the Registrant, as currently in effect (1)

   3.5 Form of Bylaws of the Registrant, as amended, to become effective upon the closing of the Registrant's initial public offering (1)

   3.6         Specimen Stock Certificate (1)

-----------------
(1) Filed with the Commission as an exhibit to Registrant's Registration Statement on Form S-1, No. 333-85515, as amended, and incorporated herein by reference.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         WIRELESS FACILITIES, INC.

Date:  September 3, 1999                 By: /s/ Thomas A. Munro
                                             Thomas A. Munro
                                             Chief Financial Officer

                                       3.